239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 NASDAQ: MRBK Q3'2023 Earnings Supplement

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 2Meridian Corporation FORWARD-LOOKING STATEMENTS Meridian Corporation (the “Corporation”) may from time to time make written or oral “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Meridian Corporation’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Meridian Corporation’s control). Numerous competitive, economic, regulatory, legal and technological factors, risks and uncertainties that could cause actual results to differ materially include, without limitation, credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for credit losses, or ACL; cyber-security concerns; rapid technological developments and changes; increased competitive pressures; changes in spreads on interest-earning assets and interest-bearing liabilities; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and the effects of inflation, a potential recession, among others, could cause Meridian Corporation’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. Meridian Corporation cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward- looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Meridian Corporation’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2022 and subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. Meridian Corporation does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Meridian Corporation or by or on behalf of Meridian Bank.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 3Meridian Corporation MRBK INVESTMENT HIGHLIGHTS • "Go to" bank in the Delaware Valley - comfortably handles all but largest companies. • Technology driven mission with valuable customer base trained to solely use electronic channel. • Skilled management team with extensive in-market experience. • Strong sales culture that capitalizes on market disruption. • Demonstrated organic growth engine in diversified loan segments. • Financial services business model with significant non-interest revenue. • Historically well capitalized with strong net interest margin. • Excellent historical asset quality. • Nationally recognized as a great place to work.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 4Meridian Corporation GEOGRAPHIC FOOTPRINT • Serves PA, NJ, DE & MD • Philadelphia MSA is 8th largest in the US • Regional Market • HQ in Malvern, PA • 6 full service branches • Main office in Wayne, PA • 11 mortgage loan production offices • Naples, FL • Reaches entire SW FL market ************************ Satellite Commercial Loan Production Office

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 5Meridian Corporation COMPANY SNAPSHOT (1) Includes home equity loans, residential mortgage loans held in portfolio and individual consumer loans. • Meridian is an innovative, growth oriented commercial bank serving the Tri-State area and the Baltimore /DC market. • We focus on customer success and helping to build the economics of our markets. • Meridian specializes in business and industrial lending, retail and commercial real estate lending, along with a broad menu of high- yielding depository products. • We deliver these services with great technology, supported by robust online and mobile access, and physical locations convenient to our customers. Cash & investments 10% C & I loans 27% CRE loans 29% Construction loans 13% Consumer loans (1) 14% Residential loans HFS 2% FF & E 1% Other assets 4% Asset Mix at September 30, 2023 Profile and Business Lines

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 6Meridian Corporation Q3'2023 HIGHLIGHTS 1) As of and for the quarter ended and year ended September 30, 2023, per October 27, 2023 press release. 2) Includes PPP loans, loans held for sale and loans held for investment. 3) A Non-GAAP measure. See Non-GAAP reconciliation in the Appendix. Financial Highlights ¹ Balance Sheet ($ in Millions) Profitability (%) - QTR Ended September 30, 2023 Asset Quality (%) Balance Sheet: • Portfolio loans grew $25.3 million in Q3. YTD up $147.8 million, or 11.4% annualized • Commercial loans up $21.3 million in Q3 or 6.1% annualized. • Deposits up $26.0 million, or 6% annualized. • Interest bearing deposits increased $50.5 million, or 13.2% annualized. • Capital - 12% total RBC. $9.7 million in subordinated debt raised. Income Statement (Q3 v. prior Q2): • NII up $126 thousand as total interest income increased $1.6 million. • SBA income down $785 thousand. • MTG banking revenue down $231 thousand. Total Assets $ 2,231 Total Loans & Leases² $ 1,909 Deposits $ 1,809 Equity $ 155 Tangible Equity to Tangible Assets3 6.79 % ROE 10.17% ROA 0.73% NIM 3.29% ACL / Loans & Leases3 1.05% NCOs (recoveries) / Loans 0.05% Nonaccrual Loans / Loans 1.53 % Net income $ 4,005 Earnings per share QTD $ 0.35 Price per common share $ 9.80 Quarterly dividends per share $ 0.125 Annualized dividend yield 5.1 % Payout ratio 34.7 % Net Income & Share Data - QTR Ended September 30, 2023

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 7Meridian Corporation SUMMARY INCOME STATEMENT • Net income decreased $640 thousand, or 13.8%, Q3'2023 over Q2'2023. • Mortgage business plagued by lower margins and lack of homes for sale. • Loan/deposit bank operations are the engine of MRBK - Bank segment at 66% efficiency ratio for Q3'2023 and 62% YTD. (dollars in thousands) Q3'2023 Q2'2023 Net interest income $ 17,224 $ 17,098 Provision for credit losses 82 705 Non-interest income 8,086 9,124 Non-interest expense 20,018 19,615 Income before Income taxes 5,210 5,902 Income taxes 1,205 1,257 Net Income $ 4,005 $ 4,645 Earnings per Share Q3'2023 Q2'2023 Basic earnings per share $ 0.36 $ 0.42 Diluted earnings per share $ 0.35 $ 0.41 Pre-tax Income by Segment Q3'2023 Q2'2023 Bank $ 6,317 $ 6,580 Wealth 417 317 Mortgage (1,524) (995) Total Pre-tax Income $ 5,210 $ 5,902 % of Pre-tax Income by Segment (Q3 ) 121.2% 8.0% Bank Wealth Mortgage

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 8Meridian Corporation NET INTEREST MARGIN • Funding costs narrowly out-paced increases in earning asset yields. • $713.5 million in loans repriced in Q3 with avg. increase of 25 bps. • Liability sensitive in a narrow band between negative 1.3% in rates down 100 bps scenario and negative 0.29% in rates up 100 bps (over 12 month ramp). Yield on Earning Assets / Cost of Funds 5.10% 5.88% 6.31% 6.57% 6.76% 1.17% 2.07% 2.83% 3.39% 3.63% Yield on earning assets Cost of funds Q3'2022 Q4'2022 Q1'2023 Q2'2023 Q3'2023 Net Interest Margin Trend 4.01% 3.93% 3.61% 3.33% 3.29% Q3' 2022 Q4' 2022 Q1' 2023 Q2' 2023 Q3' 2023 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 9Meridian Corporation NON-INTEREST INCOME Non-interest income decreased $1.0 million or 11.4% • Mortgage banking income increased $82 thousand, or 1.6%: • SBA loan income decreased $785 thousand, or 44.4%: ◦ $26.2 million loans sold in Q3'2023, compared to $27.8 million in Q2'2023 ◦ Gross margin of 6.2% in Q3'2023, compared to 7.0% Q2'2023 • Other income decreased $358 thousand, or 32.9%, due to a $351 thousand decline in the fair value on certain loans held-for- investment that are not included in mortgage banking income. (Dollars in thousands) Q3'2023 Q2'2023 $ Change Mortgage banking income 1 5,115 5,033 82 SBA income 982 1,767 (785) Wealth management income 1,258 1,235 23 Other income 731 1,089 (358) Total $ 8,086 $ 9,124 ($1,038) Note 1 - includes FV change on mortgages HFS and related hedging derivatives. 63.3% 15.6% 12.1% 9.0% Mortgage banking income (incl. FV change) Wealth management income SBA income Other income (% of total non-interest income during Q3'2023)

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 10Meridian Corporation MORTGAGE PERFORMANCE • Historically profitable, with exceptional profits in 2020-21 ◦ earning $35.5 million in those years combined • Seasonal business - performance strongest in Q2 & Q3 • 2023 - unprecedented lack of homes for sale Net Profit ($000s) $2,403 $20,899 $14,633 $(2,627) $(4,562) Revenue Expense Net profit 2019 2020 2021 2022 2023 YTD $(25,000) $— $25,000 $50,000 $75,000 $100,000 Cumulative Expense Reduction Measures ($000s) Continued expense reductions: • Cumulative expense reduction of over $2.6 million. • Reducing FTEs, instituting pay cuts & other compensation changes, closing loan production offices. $15 $336 $853 $1,593 $1,636 $1,903 $2,673 Cumulative expense reductions LTD Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 $— $1,000 $2,000 $3,000

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 11Meridian Corporation MORTGAGE VOLUME & MARGIN TRENDS • Margin: 3Q 2023 margin of 2.71% down 18 bps from 2.89% for the prior quarter. • Purchase market comprised > 90% of the originations. • Volume continues to be impacted by lack of home inventory, higher mortgage rates, and high property values

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 12Meridian Corporation NON-INTEREST EXPENSE Non-Interest Expense up $403 thousand or 2.1% • Increased salaries and benefits expense due to: ◦ MEF officer severance - $113 thousand ◦ Stock based compensation - $120 thousand • Occupancy costs up related to branch relocations, equipment, and repairs & maintenance • Professional fees were up due to: ◦ legal fees related to loan / OREO workouts ◦ loan servicing system conversion fees (% of total non-interest expense during Q3'2023) (Dollars in thousands) Q3'2023 Q2'2023 $ Change Salaries and employee benefits 12,420 12,152 268 Occupancy and equipment 1,226 1,140 86 Professional fees 1,104 1,004 100 Data processing and information technology 1,652 1,681 (29) Other 3,616 3,638 (22) Total $20,018 $19,615 $403 62.0% 6.1% 5.5% 8.3% 18.1% Salaries and employee benefits Occupancy and equipment Professional fees Data processing and information technology Other

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 13Meridian Corporation LOAN PORTFOLIO TRENDS Q3'2023 vs Q2'2023 * Annualized growth impacted by sales during 2023 YTD. (Dollars in thousands) September 30, 2023 June 30, 2023 $ Change Annual Growth % Commercial mortgage $ 694,320 $ 646,673 $ 47,647 29.5 % Home equity lines and loans 74,028 67,399 6,629 39.3 % Residential mortgage 261,285 252,420 8,865 14.0 % Construction 274,919 284,227 (9,308) (13.1) % Commercial and industrial 231,545 232,462 (917) (1.6) % Shared national credits * 67,761 77,153 (9,392) (48.7) % Small business loans * 142,373 149,035 (6,662) (17.9) % Consumer 434 440 (6) (5.5) % Leases, net 138,963 150,029 (11,066) (29.5) % Total portfolio loans * $ 1,885,628 $ 1,859,838 $ 25,790 5.5 % Commercial mortgage, 37% Home equity lines and loans, 4% Residential mortgage, 14% Construction, 15% Commercial and industrial, 12% Shared national credits, 4% Small business loans, 7% Leases, 7% Commercial - 82% Residential - 14% Home Equity - 4% • Portfolio loan growth was $25.3 million 5.5% annualized. • Commercial CRE and construction loans combined grew $38.4 million, or 16.4% annualized. • Leases down $11.1 million, or 29.5% annualized due to reallocation of funds to: ◦ higher yielding portfolios ◦ relationship-based portfolios.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 14Meridian Corporation Construction, 19.1% RE Investment , 21.8% Residential Mtg, 13.1%Other, 6.4% Manufacturing, 7.6% Retail Trade, 3.3% WholesaleTrade, 3.4% Health & Social Serv, 5.3% Professional Serv, 3.9% HELOC, 3.9% Leisure, 4.2% Science & Tech, 3.7% Admin & Support, 2.2% RE & Rental Lease, 0.9% Resi Construction, 0.6% Consumer (<0.1%), 0.0% Construction RE Investment Residential Mtg Other Manufacturing Retail Trade WholesaleTrade Health & Social Serv Professional Serv HELOC Leisure Science & Tech Admin & Support RE & Rental Lease Resi Construction Waste Mgmt & Remediation Consumer (<0.1%) LOAN PORTFOLIO DIVERSIFICATION Total Loans $1.9 Billion 1 (as a % of total loans) (1) Included in RE Investment loans are $57.6 million (3% of total loans) non-owner occupied office space loans with an average loan size of $1.3 million.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 15Meridian Corporation 1.38% 1.27% 1.20% 1.09% 1.13% 1.10% 1.05% Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 —% 0.50% 1.00% 1.50% ASSET QUALITY 1) Includes loans held for sale and held for investment. 2) Excludes loans held for sale and PPP loans which is a non-GAAP measure. See Appendix for Non-GAAP to GAAP reconciliation 3) CECL standard adopted effective January 1, 2023, when we recorded an increase to allowance for credit losses of $1.6 million. Non-performing Loans & Assets Ratios(1) Net Charge-offs / Average Loans ACL / Loans (2)(3) 1.51% 1.46% 1.40% 1.20% 1.25% 1.44% 1.53% 1.25% 1.24% 1.20% 1.11% 1.11% 1.32% 1.38% Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 0.00% 0.50% 1.00% 1.50% 0.04% 0.04% 0.02% 0.05% 0.08% 0.05% 0.05% Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 0.00% 0.05% 0.10% $615 $602 $526 $746 $1,399 $705 $82 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 $(500) $— $500 $1,000 $1,500 Provision for Loan Losses ($000s)

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 16Meridian Corporation DEPOSIT COMPOSITION Business Accounts, 58% Consumer Accounts, 11% Municipal Deposits, 8% Brokered Deposits, 23% Business Accounts Consumer Accounts Municipal Deposits Brokered Deposits Total Deposits $1.8 Billion • At September 30, 2023, 63% of business accounts and 88% of consumer accounts were fully insured by the FDIC. • The average business money market account balance was $528 thousand at September 30, 2023. • The municipal deposits are 100% insured or collateralized and brokered deposits are 100% FDIC insured. • The level of uninsured deposits for the entire deposit base was 23% at September 30, 2023. (as a % of total deposits)

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 17Meridian Corporation INVESTMENT PORTFOLIO COMPOSITION • Total investment securities 7.2% of total assets: – 77% Available for sale (AFS). – 23% Held-to-maturity (HTM). • 100% investment grade: – w/ 70% >AA or higher. • Average TEY of 2.86% year-to-date. • Portfolio duration - 4.4 years and average life - 5.4 years. • 12-month projected cash flow $15.9 million, or 6% of portfolio • Total unrealized loss of $21.4 million: – HTM $5.6 million. – AFS $15.8 million – AOCI $13.1 or 5.8% of Bank Tier 1 Capital. (1) Capital ratios reflect Meridian Bank ratios. US government agency37.4% State & municipal - tax free41.5% Other10.8% US asset backed7.2% State & municipal - taxable1.9% Equity Securities1.3% US government agency State & municipal - tax free Other US asset backed State & municipal - taxable Equity Securities Total Securities $160.5 million (as a % of total investments)

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 18Meridian Corporation STRONG BANK CAPITAL POSITION • All Bank capital ratios(1) exceed well capitalized regulatory requirements. ◦ Added $9.7 million of Corp. sub debt in Q3, $9 million dropped down to Bank as Tier 1 ◦ Community Banking Leverage Ratio of 9.65% compared to minimum of 9.0% ◦ $14.2 million of excess capital. • On October 26, 2023, the Board of Directors declared a Q3'2023 dividend of $0.125 per common share. Excess Capital (000s) $102,185 $55,274 $84,680 $36,243 9.65% 10.82% 10.82% 11.85% Regulatory Minimum Excess Capital Ratio Tier 1 Leverage Ratio ($) Tier 1 Risk Based Ratio ($) CE Tier 1 Ratio ($) Total Risk Based Ratio ($) $— $50,000 $100,000 $150,000 $200,000 $250,000 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% (1) Capital ratios reflect Meridian Bank ratios.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 19Meridian Corporation APPENDIX - HISTORICAL FINANCIAL HIGHLIGHTS AND RECONCILIATIONS OF NON-GAAP MEASURES

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 20Meridian Corporation HISTORICAL FINANCIAL HIGHLIGHTS 1) Includes loans held for sale and held for investment. 2) Includes loans held for investment (excluding loans at fair value and PPP loans). 3) A Non-GAAP measure. See Appendix for Non-GAAP to GAAP reconciliation. 4) Financial information as and for the period ended September 30, 2023 As of or the Quarter Ended As of or the Year Ended (dollars in thousands) Q3'2023 Q2'2023 Q3'2022 2023Y (4) 2022Y 2021Y Balance Sheet Total Assets $ 2,230,971 $ 2,206,877 $ 1,921,924 $ 2,230,971 $ 2,062,228 $ 1,713,443 Loans (1) 1,908,773 1,900,261 1,644,149 1,908,773 1,765,925 1,467,339 Deposits 1,808,645 1,782,605 1,673,553 1,808,645 1,712,479 1,446,413 Gross Loans / Deposits 105.54% 106.60% 98.24% 105.54% 103.12% 101.45 % Capital Total Equity $ 155,114 $ 153,962 $ 151,161 $ 155,114 $ 153,280 $ 165,360 Tangible Common Equity / Tangible Assets - HC (3) 6.79% 6.81% 8.22% 6.79% 7.25% 9.42 % Tangible Common Equity / Tangible Assets - Bank (3) 8.89 8.54 9.61 8.89 8.80 11.54 Tier 1 Leverage Ratio - HC 7.52 7.46 8.87 7.52 8.13 9.39 Tier 1 Leverage Ratio - Bank 9.65 9.22 10.86 9.65 9.95 11.51 Total Capital Ratio - HC 11.96 11.49 13.50 11.96 12.05 14.81 Total Capital Ratio - Bank 11.85 11.43 13.33 11.85 11.87 14.63 Commercial Real Estate Loans / Total RBC 261.3% 262.0% 187.6% 261.3% 232.8% 167.2 % Earnings & Profitability Net Income $ 4,005 $ 4,645 $ 5,798 $ 12,673 $ 21,829 $ 35,585 ROA 0.73% 0.86% 1.23% 0.79% 1.18% 2.06 % ROE 10.17 12.08 14.59 10.96 13.87 23.74 Net Interest Margin (NIM)(TEY) 3.29 3.33 4.01 3.40 3.98 3.77 Non-Int Inc. / Avg. Assets 1.47 1.69 2.17 1.49 2.26 5.09 Efficiency Ratio 79.09% 74.80% 71.72% 75.71% 72.81% 68.65 % Asset Quality Nonaccrual Loans / Loans (1) 1.53% 1.44% 1.40% 1.53% 1.20% 1.57 % NPAs / Assets 1.38 1.32 1.20 1.38 1.11 1.34 Reserves / Loans (2) (3) 1.05 1.10 1.20 1.05 1.09 1.46 NCOs / Average Loans 0.05% 0.05% 0.02% 0.18% 0.15% 0.00 % Yield and Cost Yield on Earning Assets (TEY) 6.76% 6.57% 5.10% 6.55% 5.02% 4.27 % Cost of Deposits 3.46 3.17 1.01 3.09 0.97 0.48 Cost of Interest-Bearing Liabilities 4.16% 3.92% 1.41% 3.83% 1.36% 0.65%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 21Meridian Corporation Allowance For Credit Losses to Loans, Net of Fees and Costs, Excluding PPP Loans and Loans at Fair Value (dollars in thousands) September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 Allowance for credit losses (GAAP) $ 19,683 $ 20,242 $ 20,442 $ 18,828 $ 18,974 Loans, net of fees and costs (GAAP) 1,885,629 1,859,839 1,818,189 1,743,682 1,610,349 Less: PPP loans (289) (187) (238) (4,579) (8,610) Less: Loans fair valued (13,231) (14,403) (14,434) (14,502) (14,702) loans (non-GAAP) $ 1,872,109 $ 1,845,249 $ 1,803,517 $ 1,724,601 $ 1,587,037 Allowance for credit losses to loans, net of fees and costs (GAAP) 1.04% 1.09% 1.12% 1.08% 1.18 % PPP loans and loans at fair value (non-GAAP) 1.05% 1.10% 1.13% 1.09% 1.20 % RECONCILIATION OF NON-GAAP MEASURES Meridian believes that non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts. The non-GAAP disclosure have limitations as an analytical tool, should not be viewed as a substitute for performance and financial condition measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of Meridian’s results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 22Meridian Corporation (dollars in thousands) September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 Tangible common equity ratio - Consolidated: Total stockholders' equity (GAAP) $ 155,114 $ 153,962 $ 153,049 $ 153,280 $ 151,161 Less: Goodwill and intangible assets (3,921) (3,972) (4,023) (4,074) (4,125) Tangible common equity (non-GAAP) $ 151,193 $ 149,990 $ 149,026 $ 149,206 $ 147,036 Total assets (GAAP) $ 2,230,971 $ 2,206,877 $ 2,229,783 $ 2,062,228 $ 1,921,924 Less: Goodwill and intangible assets (3,921) (3,972) (4,023) (4,074) (4,125) Tangible assets (non-GAAP) $ 2,227,050 $ 2,202,905 $ 2,225,760 $ 2,058,154 $ 1,917,799 Tangible common equity ratio (non-GAAP) 6.79% 6.81% 6.70% 7.25% 7.67 % Tangible common equity ratio - Bank: Total stockholders' equity (GAAP) $ 201,996 $ 192,209 $ 187,954 $ 185,039 $ 188,386 Less: Goodwill and intangible assets (3,921) (3,972) (4,023) (4,074) (4,125) Tangible common equity (non-GAAP) $ 198,075 $ 188,237 $ 183,931 $ 180,965 $ 184,261 Total assets (GAAP) $ 2,232,297 $ 2,208,252 $ 2,229,721 $ 2,059,557 $ 1,921,714 Less: Goodwill and intangible assets (3,921) (3,972) (4,023) (4,074) (4,125) Tangible assets (non-GAAP) $ 2,228,376 $ 2,204,280 $ 2,225,698 $ 2,055,483 $ 1,917,589 Tangible common equity ratio (non-GAAP) 8.89% 8.54% 8.26% 8.80% 9.61 % RECONCILIATION OF NON-GAAP MEASURES